EXHIBIT 25.B

                           FORM T - 1

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

               STATEMENT OF ELIGIBILITY UNDER THE
          TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                  DESIGNATED TO ACT AS TRUSTEE

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
               OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)______

               COMMERCE BANK, NATIONAL ASSOCIATION
       (exact name of trustee as specified in its charter)

                NATIONAL BANKING ASSOCIATION
      (State of incorporation if not a national bank)

                           44-0206815
              (I.R.S. employer identification No.)

           1000 WALNUT STREET, KANSAS CITY, MISSOURI
            (Address of principal executive offices)

                              64106
                           (Zip Code)

                         William E. Ekey
     922 Walnut Street, Kansas City, MO 64106 (816) 234-2101
    (Name, Address and telephone number of agent for service

                    Farmland Industries, Inc.
      (Exact name of obligator as specified in its charter)

                             Kansas
     (State or other jurisdiction of incorporation or organization)

                           44-0209330
              (I.R.S. Employer Identification No.)

             3315 N. Oak Trafficway, Kansas City, MO
            (Address of principal executive offices)

                              64116
                           (Zip Code)


          10-Year Subordinated Capital Investment Certificates
          5-year Subordinated Capital Investment Certificates
      10-Year Subordinated Monthly Income Capital Investment Certificates
       5-Year Subordinated Monthly Income Capital Investment Certificates
                    ___________________________________
               (Title of the indenture securities)

ITEM 1.   General Information.

          Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

              Comptroller of the Currency,
              Washington, D.C.

              Federal Reserve Bank of Kansas City,
              Kansas City, Missouri

              Federal Deposit Insurance Corporation
              Washington, D.C.

              Kansas City Clearing House Association,
              Kansas City, Missouri.

          (b) Whether it is authorized to exercise corporation trust powers.

              Yes. As authorized by the Comptroller of the Currency, effective June 30, 1972. Previously organized as a trust company under the Laws of the State of Missouri.


ITEM 2.   Affiliations with obligor and underwriters.

          If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

                              None


ITEM 3.   Voting securities of the trustee.

          Furnish the following information as to each class of voting securities of the trustee:

                     As of  November 30, 1994
____________________________________________________________________________
      COL. A.                                                 COL. B.
Title of class                                         Amount Outstanding

Capital Stock - par $20                                 900,000 Shares

ITEM 4.   Trusteeships under other indentures.

          If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participa-
            tion in any other securities, of the obligor are outstanding, furnish the following information:

              (a) Title of the securities outstanding under each such
                  other indenture.

                    FARMLAND INDUSTRIES, INC.
           (F.K.A. Consumers Cooperative Association)


          Subordinated Certificates of Investment (under
          Indenture dated February 25, 1970, as amended by Supplemental Indenture dated April 1, 1970) 8-1/2%, due 10 years from date of issue

                               and

          Subordinated Certificates of Investment (under
          Indenture dated November 29, 1971, amended by
          Supplemental Indenture dated December 22, 1971, as amended by Amended Indenture dated January 6, 1972),
          7-1/2%, due 10 years from date of issue

                               and

          Subordinated Capital Investment Certificates (under
          Indenture dated July 29, 1974) 8-1/2%, due 10 years from date of issue

                               and

          Subordinated Capital Investment Certificates (under
          Indenture dated July 29, 1974) 9%, due 15 years from date of issue

                               and

          Subordinated Capital Investment Certificates (under
          Indenture dated July 29, 1974) 9-1/2%, due 20 years from date of issue

                               and

          Subordinated Capital Investment Certificates (under
          Indenture dated November 29, 1976) 9-1/2%, due 20 years from date of issue

                               and

          Subordinated Capital Investment Certificates (under
          Indenture dated October 24, 1979) 10-1/2%, due 25 years from date of issue

                               and

          Subordinated Capital Investment Certificates (under Indenture dated October 24, 1978, as amended by Supplemental Indenture dated December 21, 1978) 9-1/2% due 20 years from date of issue

                               and

          Subordinated Monthly Income Capital Investment
          Certificates (under Indenture dated November 5, 1980) due 10 years from date of issue

                               and

          Subordinated Monthly Income Capital Investment
          Certificates (under Indenture dated November 11,
          1985) due 5 years from date of issue

                               and

          Subordinated Capital Investment Certificates (under indenture dated November 8, 1984, as amended January 3, 1985), due 5 years from date of issue

                               and

          Subordinated Capital Investment Certificates (under Indenture dated November 8, 1984, as amended January 3, 1985), due 10 years from date of issue

                               and

          Subordinated Capital Investment Certificates (under Indenture dated November 8, 1984, as amended January 3, 1985), due 20 years from date of issue

                               and

          Subordianted Monthly Income Capital Investment Certificates (under Indenture dated November 8, 1984, as amended January 3, 1985 and November 20, 1985), due 10 years from date of issue

                               and

          Subordinated Individual Retirement Account Certificates (under Indenture dated November 8, 1984, as amended January 3, 1985), due 10 years from date of issue

              (b) A brief statement of the facts relied upon as a basis
                  for the claim that no conflicting interest within the meaning of Section 310 (b) (1) of the Act arises as a result of the trusteeship under any such other inden-ture, including a statement as to how the securities will rank with the securities issued under such other indenture.

                  The securities issued, or to be issued, under the indentures named herein are wholly unsecured and rank equally with each other without priority.


ITEM 5. Interlocking directorates and similar relationships with obligor or underwriters.

          If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any under-writer for the obligor, identify each such person having any such connection and state the nature of each such connection.

          H. D. Cleberg, President and CEO of Farmland Industries, Inc. is a director of Commerce Bank, N.A.

ITEM 6. Voting securities of the trustee owned by the obligor or its officials.

          Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor.

                      As of November 30, 1994
_____________________________________________________________________________
  COL. A.          COL. B.        COL. C.                  COL. D.
                                  Amount           Percentage of voting
  Name of          Title of       owned            securities represented by
  owner            class          beneficially     amount given in Col. C.

                              NONE

         [The remainder of this page was intentionally left blank]


ITEM 7.   Voting securities owned by underwriters or their officials.

          Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer or each underwriter.


                           As of  November 30, 1994
_____________________________________________________________________________
  COL. A.          COL. B.          COL. C.                   COL. D.
                                                   Percentage of voting
                                                   securities represented
  Name of          Title of      Amount Owned       by amount given in
  owner            class         beneficially           Col. C.

                              NONE


ITEM 8.   Securities of the obligor owned or held by the trustee.

          Furnish the following information as to the securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee.


                           As of November 30, 1994
_____________________________________________________________________________
  COL. A.        COL. B.          COL. C.                   COL. D.
              Whether the        Amount owned              Percent of
            securities are     beneficially or held as   class represented
Title of     voting or non-     collateral security for   by amount given
  class       voting securities  obligations in default    in Col. C.

                              NONE


ITEM 9.   Securities of underwriters owned or held by the trustee.

          If the trustee owns beneficially or holds collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee.

                           As of November 30, 1994
_____________________________________________________________________________
  COL. A.          COL. B.          COL. C.                   COL. D.
                               Amount owned beneficially   Percent of
Name of issuer                 or held as collateral       class represented
    and           Amount      security for obligations    by amount given
title of class   outstanding     in default by trustee       in Col. C.


                              NONE

ITEM 10. Ownership or holdings by the trustee of voting securities of certain affiliates or security holders of the obligor.

          If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities or the obligor or (2) is an affiliate, other than a subsidiary or the obligor, furnish the following information as to the voting securities of such person.

                           As of November 30, 1994
_____________________________________________________________________________
  COL. A.          COL. B.          COL. C.                   COL. D.
                               Amount owned beneficially   Percent of
Name of issuer                 or held as collateral       class represented
    and           Amount      security for obligations    by amount given
title of class   outstanding     in default by trustee       in Col. C.


                              NONE

ITEM 11. Ownership or holdings by the trustee of any securities of a person owning 50 percent or more of the voting securities of the obligor.

          If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following informa-tion as to each class of securities of such person any of which are so owned or held by the trustee.

                           As of November 30, 1994
_____________________________________________________________________________
  COL. A.          COL. B.          COL. C.                   COL. D.
                               Amount owned beneficially   Percent of
Name of issuer                 or held as collateral       class represented
    and           Amount      security for obligations    by amount given
title of class   outstanding   in default by trustee       in Col. C.

                              NONE


ITEM 12.  Indebtedness of the Obligor to the Trustee

          Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:
_____________________________________________________________________________
                  COL. A.                COL. B.              COL. C

          Nature of Indebtedness    Amount Outstanding   Date Due
          Advances under an           $  979,802.00      12/1/94
          Unsecured line of credit       699,355.75     12/12/94
                                         698,295.00       1/6/95
                                       1,166,666.63      1/24/95
                                       1,166,666.63      2/21/95

ITEM 13.  Defaults by the Obligor

          (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default

          There is not currently, nor has there been a default with respect to the securities under the indentures.

          (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether thee has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

          There has been no default under any of the securities for which the Trustee is a Trustee under any other indenture.

ITEM 14.  Affiliations with the Underwriters

          If any underwriter is an affiliate of the trustee, describe each such affiliation.

          No underwriter is an affiliate of the trustee.

ITEM 15.  Foreign Trustee

          Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

          Not applicable.

ITEM 16.  List of Exhibits:

          1. A copy of the articles of association of the trustee as now in effect.

          2. A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association.

          3. A copy of the authorization of the trustee to exercise corporate trust powers.

          4. A copy of the existing By-Laws of the trustee or instru-ments corresponding thereto.

          5.  A copy of each indenture referred to in Item 4 hereof.

          6. The consents of the trustee required by Section 321(b) of the Act.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of the supervising examining authority.



                            SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Commerce Bank of Kansas City, National Association, a banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Kansas City, and
State of Missouri, on the 30th day of      November        , 1994.



                                COMMERCE BANK,
                                NATIONAL ASSOCIATION




                              By WILLIAM E. EKEY
                                 William E. Ekey
                                 Vice-President


                                                       EXHIBIT 1

COPY OF THE ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW IN EFFECT

       COMMERCE BANK OF KANSAS CITY, NATIONAL ASSOCIATION

                        CHARTER NO. 15985

                     ARTICLES OF ASSOCIATION


          For the purpose of organizing an Association to carry on the business of banking under the laws of the United States, the undersigned do enter into the following Articles of Association:

          FIRST. The title of this Association shall be Commerce Bank of Kansas City, National Association.

          SECOND. The main office of the Association shall be in the City of Kansas City, County of Jackson, State of Missouri. The general business of the Association shall be conducted at its main office and its branches.

          THIRD. The Board of Directors of this Association shall consist of not less than five nor more than twenty-five shareholders, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

          FOURTH. The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

          Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the bank entitled to vote for election of directors.

          FIFTH. The authorized amount of capital stock of this Association shall be nine hundred thousand shares of common stock of the par value of twenty dollars ($20.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

          No holder of shares of the capital stock of any class of the corporation shall have any preemptive or preferential right of subscription to any shares of any class of stock of the corporation, whether now or hereafter authorized, or to any obligations convertible into stock of the corporation, issued or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, may from time to time determine and at such price as the Board of Directors may from time to time fix.

          The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not Subordinated, without the approval of the shareholders.

          SIXTH. The Board of Directors shall appoint one of its members President of this Association, who shall be Chairman of the Board, unless the Board appoints another director to be the Chairman. The Board of Directors shall have the power to appoint one or more Vice Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of this Association.

          The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all By-Laws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

          SEVENTH. The Board of Directors shall have the power to change the location of the main office to any other place within the limits of Kansas City, Missouri, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

          EIGHTH. The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

          NINTH. The Board of Directors of this Association, or any shareholder owning, in the aggregate, not less than 25 per cent of the stock of this Association, may call a special meeting of shareholders at any time.
Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.

          TENTH. Any person, his heirs, executors, or administrators, may be indemnified or reimbursed by the Association for reasonable expenses actually incurred in connection with any action, suit, or proceeding, civil or criminal, to which he or they shall be made a party by reason of his being or having been a director, officer, or employee of the Association or of any firm, corporation, or organization which he served in any such capacity at the request of the
Association: Provided, however, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding as to which he shall finally be adjudged to have been guilty of or liable for gross negligence, willful misconduct or criminal acts in the performance of his duties to the Association: And, provided further, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding which has been made the subject of a compromise settlement except with the approval of a court of competent jurisdiction, or the holders of record of a majority of the outstanding shares of the Association, or the Board of Directors, acting by vote of directors not parties to the same or substantially the same action, suit, or proceeding, constituting a majority of the whole number of directors. The foregoing right of indemnification or reimbursement shall not be exclusive of other rights to which such person, his heirs, executors, or administrators, may be entitled as a matter of law.

          ELEVENTH. These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.


                                                            EXHIBIT 2


              COPY OF THE CERTIFICATE OF AUTHORITY OF THE TRUSTEE
                    TO COMMENCE BUSINESS, IF NOT CONTAINED IN THE
                            ARTICLES OF ASSOCIATION


                          Comptroller of the Currency
                   TREASURY DEPARTMENT OF THE UNITED STATES
                               Washington, D. C.


     WHEREAS, satisfactory evidence has been presented to the Comptroller of the Currency that Commerce Bank of Kansas City, located in Kansas Ci ty, State of Missouri, has complied with all provisions of, the statutes of the United States required to be complied with before being authorized to commence the business of banking as a National Banking Association;

     NOW, THEREFORE, I hereby certify that the above-named association is authorized to commence the business of banking as a National Banking Association under the title "Commerce Bank of Kansas City, National Association", effective as of the commencement of business on June 30, 1972.

     IN TESTIMONY WHEREOF witness my signature
     and seal of Office this          June, 1972.


                                COMPTROLLER OF THE CURRENCY

     Charter No. 15985.


                    Certificate for Certified Copy

       Comptroller of the Currency
TREASURY DEPARTMENT OF THE UNITED STATES
                Washington, D. C.

     I hereby certify that the foregoing is a true and complete copy of the certificate recorded in this Office, dated June 28, 1972, of William B. Camp, Comptroller of the Currency, approving the conversion of the bank mentioned therein.

     IN WITNESS WHEREOF, I have on JUL 27 1972 caused the seal of the Comptroller of the currency to be affixed to these presents.


                                                                   EXHIBIT 3

                   COPY OF THE AUTHORIZATION OF THE TRUSTEE
                       TO EXERCISE CORPORATE TRUST POWERS



                      THE ADMINISTRATOR OF NATIONAL BANKS

                            WASHINGTON, D.C. 20220
                               June 29, 1972
                       THE ADMINISTRATOR OF NATIONAL BANKS

                            WASHINGTON, D.C. 20220
                               June 29, 1972

Office of the
Comptroller of the Currency


        Mr. T. Allen Peschka
        Senior Vice President
        Commerce Bank of Kansas City
        922 Walnut
        Kansa,s City, Missouri 64l4l

        Dear Mr. Peschka:

     There is transmitted herewith a certificate indicating the fiduciary powers which"Commerce Bank of Kansas City, National Association" will be authorized to exercise, effective upon the commencement of business as a National Bank. The fiduciary powers are granted under authority of the Act of Congress approved September 28, l962, 76 Stat. 668, 12 U.S.C. 92a.

      After the National Bank has commenced business, the Board of Directors is requested to pass a resolution adopting the application for permission to exercise fiduciary powers which wa,s filed by the State institution on behalf of the converted National Bank. A certified copy of the resolution as pa,ssed should then be forwarded to this Office.

      National Banks are governed in the exercise of their fiduciary powers by Regulation 9, a copy of which is enclosed. The officers of your trust department should be thoroughly familiar with Regulation 9.

      Through the adoption of bylaws or resolutions, or the amendment of existing bylaws or resolutions, provision for the establishment and admin-istration of the trust department should be mad.e to accord with the require-ments of Regulation 9. You will note that Section 9.7 of Regulation 9 places on the Board of Directors responsibility for the proper exercise of the bank's fiduciary powers, but leaves to that body full discretion as to whether it shall directly supervise the administration of all such powers or assign supervisory and/or administrative duties to individuals or committees. Except for the directors' examining committee, which must be appointed in conformity with the requirements of Section 9.9 of Regulation 9, it is not necessary that any specific committee by appointed. If any com-mittee is appointed, however, its functions should be outlined in reasonable detail in the bylaws or resolutions of the board.

      Unless already covered by bylaws or resolutions, the following matters should also be provided for:

      (a) the appointment of a principal trust officer or officers and a delineation of the duties involved, or otherwise specifically indicating the means by which the activities of the trust depart-ment will be directed.

      (b) the pledging of securities to secure trust funds on deposit in the bank as required by Section 9.10(b).

      (c) the designation of the officers or employees responsible for custody of the trust investments in conformity with Section 9.13(a).

      (d) the pledging of securities with state authorities where required by local law, per Section 9.14.

      By letter dated June 26, 1972 addressed to you and signed by Mr. J. T. Watson, Deputy Comptroller of the Currency, advising that this Office ha,s given preliminary approval to the conversion, you were furnished a copy of Form CC-7O25-O3, Suggested National Bank Bylaws. Your attention is invited to Article V of this form which has particular reference to the trust depart-ment. Form CC-7O25-O3 contains no provisions having reference to items designated (b), (c) and (d) in the preceding paragraph, ina,smuch as it is customary for such matters to be covered in resolutions of the Board of Directors.

      As indicated, it is i:aterial to this Office whether provisions for the establishment and administration of the trust department appear in the bylaws or in resolutions of the board, or partly in the bylaws and partly in resolutions. If and when such provisions have been adopted, a copy thereof should be furnished to the trust officer(s) for guidance and a copy forwarded to this Office.

                        Sincerely,


                                DEAN E. MILLER
                                Dean E. Miller
                       Deputy Comptroller of the Currency for Trusts


  Encl.

                                                        EXHIBIT 4



                COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE
                   OR INSTRUMENTS CORRESPONDING THERETO


                    COMMERCE BANK OF KANSAS CITY, N.A.

                       AMENDED AND RESTATED BY-LAWS


            (Currently in effect; last amended March 17, 1992)

                       AMENDED AND RESTATED BY-LAWS OF

            COMMERCE BANK OF KANSAS CITY, NATIONAL ASSOCIATION
                           KANSAS CITY, MISSOURI

            (Currently in effect; last amended March 17, 1992)
                           _____________________


                                 ARTICLE I

                           STOCKHOLDERS' MEETING

    Section 1.1 Stockholders' Annual Meeting. The annual meeting of the stockholders of this Association for the election of directors and the transaction of other business shall be held at the offices of the Association in Kansas City, Missouri, on the third Tuesday of February in each year, and shall be convened by the Chairman of the Board or the President at the hour of ten o'clock A.M.

    Section 1.2 Special Meetings of Stockholders. Special meetings of the stockholders may be called by the Chairman of the Board or the President at any time, and shall be called whenever so directed by resolution of the Board of Directors, or whenever stockholders holding a majority of the capital stock issued and outstanding, request either of them in writing so to do.

    Section 1.3 Notice. Notice of each annual and each special meeting of stockholders shall be given by the Secretary as required by law; provided, that notice of any meeting of stockholders may be waived by any stockholder executing a written waiver of notice either before, during or after such meeting.

    Section 1.4 Votes. Each share of stock shall entitle its owner to one vote, and in case of election for Directors, each stockholder shall have the right to cast as many votes in the aggregate as shall equal the number of shares held by such stockholder, multiplied by the number of directors to be elected, and may cast the whole number of votes, in person or by proxy, for one candidate or distribute them among two or more.

    Section 1.5 Proxies. Stockholders may vote at any meeting of the stockholders by proxies duly authorized in writing; provided, however, that each proxy shall be valid only for the specific meeting of stockholders specified therein and at any adjournments of such meeting, and, provided further, that no officer or employee of this Association shall act as proxy. Proxies shall be dated and shall be filed with the records of the meeting.


                                ARTICLE II

                                 DIRECTORS

    Section 2.1 Board of Directors. The affairs of this Association shall be controlled and managed by a Board of Directors (hereinafter referred to as the "Board") consisting of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board may not increase the number of directors to a number which: (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

   In addition the Board may appoint, from time to time, one or more advisory directors to serve in advisory capacities only without the power of final decision in matters concerning the business of the bank.

    Advisory directors shall be entitled to the same compensation as other directors and shall be subject to the same requirements relating to retirement. Advisory directors may also serve in an advisory capacity on any committee; provided, that an advisory director may not fill any committee position which, according to these By-Laws, must be filled by a regular member of the Board.

    Section 2.2 Retirement of Directors. No person shall be elected a director of this Association who shall have attained the age of 70 years, and each person serving as a director of this Association upon attaining the age of 70 years shall be deemed to have submitted his resignation as a director of this Association with such resignation to become effective on the day such director attains the age of 70 years. Notwithstanding the foregoing, a director who is also an officer of this Association shall retire from the Board on the date he shall resign, retire or otherwise terminate his services as an officer of this Association; provided, however, that for the purposes of this Section only, a director serving as Chairman of the Board or as Chairman of any Committee of the directors shall not be deemed to be an officer of this Association, and provided further that without establishing any precedent and because of the unique position of James M. Kemper, Jr., he may continue to serve as a director of this Association after attaining the age of 70 years and may thereafter be elected to serve as a director of this Association. The election or re-election by mistake or otherwise of a director in violation of the aforesaid policy shall not, ipso facto, void such election or re-election or nullify any actions such person might take as a director.

   Section 2.3 Board Meetings. Regular meetings of the Board shall be held at the office of the Association in Kansas City, Missouri, at the hour of 1:00 o'clock in the afternoon, on the third Tuesday of every January, March, May, July, September and November, if not a legal holiday, and if the same be a legal holiday, then on the first day following which is not a legal holiday. No notice shall be required for any such regular monthly meetings of the Board, and any and all business may be transacted thereat.

   At the first regular meeting of the Board following a stockholders meeting at which directors are elected, the Board shall first proceed with the organization of the new Board and shall elect and appoint such officers as these By-Laws or the Board may prescribe.

   Section 2.4 Special Board Meetings. Special meetings of the Board may be held at any time on the call of the Chairman of the Board, the Chairman of the Executive Committee, if one be elected, or the President, or any three (3) directors.

   Section 2.5 Notice of Board Meetings. While no notice shall be required for any regular meeting of the Board, nevertheless, the Secretary, for the information of the directors, shall mail to each director a written or printed notice specifying the time and place of such meeting, addressed to him at his last known business address (postage prepaid), not less than twenty-four
(24) hours before the hour fixed for the meeting. Except in the case of special meetings called by reason of emergency, as hereinafter provided, notice of the time and place of special meetings shall be given by the Secretary, in writing, delivered to, or by telephone message communicated to, or by prepaid telegram deposited in the telegraph office at Kansas City, Missouri, addressed to each director not less than twenty-four (24) hours before the hour fixed for the meeting. Such notices and communications may be addressed to or communicated to such director at his last known place of business or residence, and shall be sufficient if delivered to, addressed to, or communicated to, such place of business or residence. If in the opinion of the Chairman of the Board, or the President, and of three directors, the matters to be presented at such special meeting are so urgent in their character as to constitute an emergency requiring a shorter notice, and they shall so certify in writing, notice of such meeting may be given in the same manner as hereinbefore provided, but shall be sufficient if given at least one
(l) hour before the hour fixed for the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

    Section 2.6 Quorum. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by law, but a lesser number may adjourn any meeting from time to time and the meeting may be held, as adjourned, without further notice.

    Section 2.7 Vacancies. When any vacancy occurs among the directors the remaining members of the Board, in accordance with the laws of the United States, may appoint a director to fill such vacancy at any regular meeting of the Board or at a special meeting called for that purpose.

    Section 2.8 Compensation of Directors. The compensation of directors of this Association for services shall be $650.00 for each regular or special meeting of the Board attended; provided that no such compensation shall be paid to any director who shall at the time be receiving a salary from the Association, the parent of the Association or any other subsidiary of the parent, as an officer thereof, without express order from the Board. Each director shall be entitled to two paid absences per year.


                                ARTICLE III

                                COMMITTEES

    Section 3.1 Executive Committee. The Executive Committee shall consist of seven directors, of whom the Chairman of the Board, the Chairman of the Executive Committee, if one be so elected, and the President shall be members and such other members of the Board as may be appointed, from time to time, by the Chairman of the Board with the approval of the Board.

    The Executive Committee shall have, and exercise, all the powers of the Board during the intervals between meetings of the Board, including the power to control the conduct of the Association's business, and full power to appoint committees and prescribe their duties, and to direct the actions of all officers, agents and employees of the Association.

    The Executive Committee shall meet at the office of the Association on such days and at such hour as meetings of such Committee may be called, from time to time, by any three members thereof, or by the Chairman of the Executive Committee, the Chairman of the Board, or the President. Notices of meetings shall be given in the same manner as is provided for in the case of special emergency meetings of the Board. Four (4) members of the Executive Committee shall constitute a quorum for the transaction of business. Unless otherwise indicated in the notice thereof, any and all business may be transacted at any meeting of the Committee.

    Minutes of the meetings of the Executive Committee shall be recorded in chronological order in the same Minute Book of the Association in which the minutes of the meetings of the stockholders and of the Board are recorded, and shall be approved at the next succeeding meeting of the Board as the report of that committee to the Board, together with any special report that said Committee may wish to make to the Board not contained in said minutes.

    Section 3.2 Trust Committee. There shall be a committee to be known as the Trust Committee, consisting of nine regular members selected from the members of the Board. At least one of the members shall be an ex-officio member selected from the Chairman of the Board, any Vice Chairman or the President, and at least three other members of the Committee shall be selected from Board members who are not officers of the Association. The regular members shall be appointed by the Chairman of the Board with the approval of the Board, such appointment to be made annually at the regular meeting of the Board in December of each year, and shall hold their offices as such until their successors are duly appointed. Vacancies occurring in the Trust Committee shall be filled by the Chairman of the Board, subject to the approval of the Board at a regular meeting after such vacancy occurs. The powers of appointment hereby given to the Chairman of the Board may be exercised by the President in the absence of the Chairman.

    Said Committee shall have general supervision and control of the sale and disposition of all property and assets, as well as of the investments and reinvestments of all funds and other property, which have, or may at any time, come into the custody, possession, control of, or have been, or may be acquired by the Association through its Trust Division, in its fiduciary capacity (including, but not by way of limitation, in the capacity of executor, administrator, guardian, curator, trustee and/or agent), and with reference to the same, and each of the same, said Committee shall possess the same authority and power as the Board. Three members shall constitute a quorum.

    Regular meetings of the Committee shall be held at the offices of the Association on such days and at such hour as may be fixed by the Committee; and special meetings may be held at any time upon call of the Chairman of the Board, the President of the Association or the Chairman of the Committee. A Vice President assigned to the Trust Division or a Trust Officer shall attend all meetings of the Committee.

    Section 3.3  Examining Committee.  At the December meeting of the
Board held in each year, the Chairman, with the approval of the Board, shall appoint not less than three directors to serve for the ensuing year as members of the Examining Committee. Such members shall not consist of any director who may at the same time be serving as an officer or employee of the Association. Vacancies occurring from time to time in the Committee may be filled by the Chairman with the approval of the Board. The Committee shall meet at such time or times as it shall deem appropriate and shall have the duty of meeting with and receiving the reports of the Auditor of the Association and such independent accountants as may, from time to time, conduct audits of the Association. The Committee shall determine whether adequate internal audit controls and procedures are being maintained, shall supervise the continuous audit system of the Association and shall recommend to the Board such changes in the manner of doing business or conducting the affairs of the Association as it shall deem advisable. The Examining Committee shall also make, or cause to be made by auditors responsible only to the Board, suitable audits of the Trust Division at least once during each calendar year and within fifteen months of the last audit.

    Section 3.4 Other Committees. From time to time the Board may create such other committees, consisting of such persons, as the Board may determine to be necessary or desirable and may fix the powers and duties of any such committee.

    Section 3.5 Compensation of Committee Members. The compensation of committee members for service shall be $150.00 (or such lesser amount as shall be specified in the resolution establishing any other committee) for each meeting attended; provided, that no such compensation shall be paid to any committee member who shall at the time be receiving a salary from the Association, the parent of the Association or any other subsidiary of the parent, as an officer thereof, without express order from the Board.


                                ARTICLE IV

                                 OFFICERS

    Section 4.1 Executive Officers. The executive officers of this Association shall be the Chairman of the Board, the Vice Chairman of the Board, if one or more is so elected, the Chairman of the Executive Committee, if one be so elected, the President, the Senior Executive Vice Presidents, the Executive Vice Presidents, the Senior Vice Presidents, and the Secretary. Any person may hold two or more offices except the offices of President and Secretary.

    Section 4.2 Chairman of the Board. The Board shall elect one of its members to be Chairman of the Board. He shall preside at all meetings of the Board and shall supervise the establishment of policies adopted or approved by the Board. He shall have general executive powers, including, by way of illustration, the power to fix remuneration of officers, agents and employees; to employ and dismiss any officer, agent or employee; and to assign officers, agents and employees to duties in the various areas of the Association, as well as the specific powers conferred by these By-Laws and shall also have and may exercise such further powers and duties as may from time to time be conferred upon, or assigned to him by the Board.

    Section 4.3 Vice Chairman of the Board. The Board may elect one or more of its members to the office of Vice Chairman of the Board. In the absence of the Chairman, any Vice Chairman may preside at any meeting of the Board. The Vice Chairman of the Board shall assist the Chairman of the Board in establishing policies adopted or approved by the Board. A Vice Chairman of the Board shall have such general executive powers as may be assigned by the Chairman as well as specific powers conferred by these By-Laws, and shall also have and may exercise such further powers and duties as may from time to time be conferred upon or assigned to him by the Board.

    Section 4.4 Chairman of the Executive Committee. The Board may elect one of its members to the office of Chairman of the Executive Committee, and such officer shall preside over all meetings of the Executive Committee. In the absence of the Chairman or any Vice Chairman of the Board, the Chairman of the Executive Committee shall preside at any meeting of the Board. The Chairman of the Executive Committee shall have such general executive powers as may be assigned by the Chairman as well as specific powers conferred upon or assigned to him by the Board.

    Section 4.5 President. The Board shall elect one of its members to be President of the Association. In the absence of the Chairman, any Vice Chairman, or Chairman of the Executive Committee, the President shall preside at any meeting of the Board. The President shall have such general executive powers as may be assigned by the Chairman, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice, to the office of President, or imposed by these By-Laws, and shall also have and may exercise such further powers and duties as may from time to time be conferred upon or assigned to him by the Board.

    Section 4.6 Vice President. The Board shall elect one or more Vice Presidents and may classify one or more of such Vice Presidents so elected as Senior Executive Vice President, Executive Vice President, Senior Vice President or otherwise as the Board may deem appropriate. The offices of Senior Executive Vice President, Executive Vice President, and Senior Vice President shall be deemed executive offices of the Association and the persons holding such office shall be authorized to participate in the major policy making functions of the Association and shall additionally have such powers and duties as imposed by the By-Laws or assigned or conferred from time to time by the Board, the Chairman of the Board, a Vice Chairman or the President. Each Vice President shall have and may exercise any and all powers and duties pertaining to the office of Vice President as imposed by these By-Laws and shall also have and may exercise such further powers and duties as may from time to time be conferred upon or assigned to him by the Board, the Chairman of the Board, a Vice Chairman or the President.

    Section 4.7 Secretary. The Board shall elect a Secretary (who may also be designated as Cashier) who shall be the Secretary of the Board and of the Association. He shall attend the meetings of stockholders, the Board, and the Executive Committee and keep minutes of said meetings and shall have custody of the corporate records of the Association. He shall have custody of the seal of the Association and shall have authority to affix the same to any instrument executed on behalf of the Association and also to attest the same. He shall also attend to the giving of all notices required by these By-Laws to be given and shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice or imposed by these By-Laws or as may be assigned to him, from time to time, by the Board.

    Section 4.8  General Counsel.  The Board shall elect a General
Counsel who shall have charge of the legal business of the Association and shall appear or provide for proper appearances for the Association in suits and proceedings to which it is a party. He shall advise the Board, Executive Committee, Chairman of the Board, President and other officers of the Association concerning the affairs of the Association when by them requested. He shall also have such other powers and duties as may be imposed by these By-Laws.

    Section 4.9 Controller. The Board shall elect a Controller who shall receive and take care of all monies, securities and evidences of indebtedness belonging to the Association, keep full and complete accounts of receipts and disbursements, and make reports thereof to the Executive Committee and the Board as often as may be requested. He shall, under the direction of the Chairman of the Board, a Vice Chairman, or the President, perform such other duties pertinent to his office as they may require.

    Section 4.10 Other Officers. The Board may elect one or more Trust Officers, one or more Assistant Vice Presidents, and one or more Assistant Secretaries together with such other junior officers, to be designated by such titles as the Board may determine, from time to time, as may appear to the Board to be required or desirable to transact the business of the Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon them or assigned to them by the Board, the Chairman of the Board, a Vice Chairman of the Board or the President. As used in these By-Laws a Trust Officer shall include Trust Investment Officer, Corporate Trust Officer, Trust Operations Officer, and a Trust Officer with such other descriptive term as may be applied by the Board. A person elected a junior officer under this Section shall use such title, approved by the Board, as the Chairman, from time to time, may designate.

    Section 4.11 Bonds. All officers shall be bonded with such security and approved in such manner as the Board or the Executive Committee may from time to time direct.

    Section 4.12 Tenure of Office. The officers of this Association shall be elected by the Board annually at the annual meeting of the Board and such officers as shall be elected to such offices shall continue in office for one year and until their successors shall be elected, unless such officer shall resign, become disqualified, or be removed. Persons may be elected officers or be promoted to a different office at any meeting of the Board; provided, that such person so elected shall continue in office only until the next annual meeting of the Board at which all officers are to be elected or re-elected, unless any such person shall resign, become disqualified, or be removed. The Board shall have the power to remove any officer at any time and, in addition, may designate by resolution, officers who shall have the authority to dismiss any officer, agent or employee.


                                 ARTICLE V

                       POWERS AND DUTIES OF OFFICERS

    Section 5.1 Representation. The Chairman of the Board, any Vice Chairman, the President, the General Counsel, and such other officer or officers of the Association as may be empowered so to do by the Board, or any one of them, shall have power to act for, appear in behalf of, and represent this Association before all Departments and Courts of the United States of America, and any State, Territory or Possession thereof, and to execute general or special powers of attorney for litigation in favor of lawyers, solicitors, agents, or any other legal representatives, granting to them such powers and authorization, whether ordinary or extraordinary, and with or without limitation, which any such officer may deem advisable, including the power to settle in or out of court, or to submit to arbitrators or other adjustment, any question in which this Association may be interested; and to employ counsel and direct the taking of any legal action in reference to any of the foregoing, or any other matter or thing touching the interest of the Association.

    Section 5.2 Real Estate Conveyances. All transfers and conveyances of real estate, including releases of mortgages, deeds of trust and other real estate interests held, or purportedly held, by the Association, may be executed by the Chairman of the Board, any Vice Chairman, the President, or any Vice President and sealed with the corporate seal of the Association and, if required, attested by the Secretary or one of the Assistant Secretaries of the Association; and such instruments may be executed and delivered by the Chairman of the Board, the President, or any Vice President without any order of the Board of Directors.

    Section 5.3 Voting of Securities. Unless otherwise ordered by the Board or the Executive Committee, the Chairman of the Board, any Vice Chairman, the President, and any Vice President, (and, with respect to stock held in a fiduciary capacity, any Trust Officer) shall each have full power and authority in behalf of the Association to attend, and to act and to vote at any meeting of the stockholders of any corporation in which the Association may hold stock, in its own capacity or in any fiduciary capacity, and in connection with such meeting each of said officers shall possess and may exercise in behalf of the Association any and all rights and powers incident to the ownership of such stock, including the power to sign proxies therefor; provided, that any proxy granted with respect to stock held in a fiduciary capacity shall be limited to a single meeting and shall either be limited to voting for trustees or directors or shall direct how such proxy holder shall vote.

    Section 5.4 Foreclosure of Collateral. The Chairman of the Board, any Vice Chairman, the President, and any Vice President, shall each have power and authority for and on behalf of this Association to request, order or direct the foreclosure of any mortgage, deed of trust or other security agreement in favor of the Association held or owned by the Association (or held by this Association in trust) securing a loan or loans or other obligations and to exercise any or all of the options and powers inuring to this Association under the provisions of such mortgages, deeds of trust or security agreements or under the terms of the note or notes thereby secured, including the power and authority to appoint and designate a successor trustee or trustees as substitutes for the trustee or trustees named in any such mortgage or deed of trust.

    Section 5.5 Refusal to Serve as Trustee. The Chairman of the Board, any Vice Chairman, the President, and any Vice President, shall each have power and authority to act for the Association in refusing or declining to act as trustee under any mortgage or deed of trust securing a loan on real or personal property in which this Association is named or designated as trustee, and/or to resign as such trustee, and to make, execute and deliver in the name of, and for and in behalf of the Association, appropriate instruments, in writing, evidencing such refusal or declination to so act or such resignation.

    Section 5.6  Authentication of Securities.  The Chairman of the
Board, any Vice Chairman, the President, any Vice President, any Trust
Officer, and any Assistant Trust Officer, shall each have authority to countersign or authenticate bonds or certificates on behalf of this Association as Trustee, and to sign, in behalf of this Association as Trustee, authentications or certifications of this Association as Trustee under any mortgage, deed of trust or other agreement securing an issue of bonds, debentures, notes or other obligations of any corporation, association or individual, or as registrar or transfer agent, and also certificates of deposit for stock, bonds, debentures, notes or other obligations, interim certificates and trust certificates. The Chairman of the Board, any Vice Chairman, the President, any Vice President, or the Secretary and any Assistant Secretary shall each have authority to countersign or authenticate bonds or certificates on behalf of this Association where this Association is the direct purchaser of the issue and to execute any closing documents required for the purchase of such bonds.

    Section 5.7 Trust Division. The Chairman of the Board shall assign a Vice President who shall have and may exercise, subject to the control of the Chairman, a Vice Chairman or the President, general supervision over the Trust Division. Such Vice President together with other Vice Presidents assigned to the Trust Division and the Trust Officers, and each of them, may represent the Association in any of the business of said division. All securities and funds held by the Association in a fiduciary capacity and the accounts of each trust or other fiduciary relationship shall be held separate and apart from those of every other and entirely separate and apart from the assets of the Association, and such securities shall be subject to the joint control of any two Trust Officers or, if designated by the Vice President having general supervision of the Trust Division, employees of the Trust Division. Each Vice President assigned to the Trust Division shall have and may exercise, so long as he remains assigned to said division, all of the powers granted by these By-Laws or by the Board to a Trust Officer.

    Section 5.8 Trusts. The Chairman of the Board, any Vice Chairman, the President, any Vice President assigned to the Trust Division, and the Trust Counsel, shall each have authority, for and on behalf of this Association, to accept or reject any and all trusts or other fiduciary duties or responsibilities which may be offered to this Association, and in connection therewith to execute, on behalf of this Association, all trust agreements or other appropriate instruments and the Secretary, or any Assistant Secretary of this Association, is authorized to affix the seal of this Association to any such trust agreement or other instrument which has been duly signed by any such officer.

    Section 5.9  Substitution of Attorney-in-Fact.  Whenever this
Association has been, or may be appointed Attorney-in-Fact, with power of substitution in and about the transfer of shares of capital stock, bonds or other instruments commonly referred to as securities of any corporation or other entity, the Chairman of the Board, any Vice Chairman, the President, or any Vice President of this Association may substitute, by a proper written instrument, an attorney-in-fact to act in the place and stead of this Association in and about such transfer.

    Section 5.10 Purchase or Transfer of Securities. The Chairman of the Board, any Vice Chairman, the President, and any Vice President of this Association, shall each have authority for and in behalf of the Association, and in its name, to sell, assign and transfer, or to purchase or otherwise acquire, directly or through a cash account of this Association established or maintained with a brokerage firm selected by such person, any and all shares of the capital stock, bonds, or other instruments commonly referred to as securities, and notes, mortgages and deeds of trust issued by any corporation or other entity and held or to be held by this Association in its own capacity or in any fiduciary capacity; and the Chairman of the Board, any Vice Chairman or the President may designate, in writing, from time to time, such other officers or employees as shall be authorized to exercise the powers granted by this Section.

    Section 5.11  Banking Relationships.  The Chairman of the Board, any
Vice Chairman and the President shall each have authority for and in behalf of the Association to designate from time to time institutions with which this Association may maintain checking or other depository accounts, safekeeping accounts, clearing accounts or such other form of account as may be deemed necessary or appropriate for the conduct of the Association's business, whether any such account shall be in the name of this Association or in the name of this Association in any custodial or fiduciary capacity, and to designate from time to time such individuals, who may be officers or employees of this Association, as shall be authorized to effect transactions with respect thereto, and with respect to any and all accounts or transactions with the Federal Reserve Bank of Kansas City, including, without limitation, the signing of checks, drafts or other orders with respect to any depository account to effect the deposit or withdrawal of funds, securities, instruments or other documents held in or subject to any such account, including delivery instructions with respect to any safekeeping, clearing or other form of account, and any such transactions as may be effected by a designated individual shall include authority to effect transfers of funds, securities, instruments or other documents subject to any such account by wire or telephone instruction.


                                ARTICLE VI

                                   STOCK

    Section 6.1 Stock Certificates--Transferred. The capital stock of this Association shall be represented by certificates signed by the Chairman of the Board, any Vice Chairman, the President, or any Vice President, and attested by the Secretary or an Assistant Secretary, with the corporate seal affixed, and shall be transferable only on the books of the Association, in person or by attorney duly authorized according to law; and when stock is transferred, the certificate therefor shall be returned to the Association and cancelled, and new certificate issued.

    Section 6.2 Stockholders Recognized. Until stock shall be transferred, as provided in Section 6.l, no person shall be recognized by this Association as the owner of said stock, except the person to whom the same was issued, and in whose name the same stands on the books of the Association, except as provided by law in case of executor, administrator, guardian or trustee.

    Section 6.3 Record Date. With respect to each meeting of stockholders, each declaration and payment of a dividend or distribution, or each declaration and grant of allotment of rights, the Board may fix a date preceding the date on which such event affecting the rights of any stockholder shall occur as a record date for the determination of the stockholders entitled to notice of and to vote at any such meeting or entitled to receive payment of any such dividend or to any such allotment of rights or to exercise the rights in respect of any change, conversion or exchange of capital stock, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting or to receive payment of such dividend or to receive such allotment of rights or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Association after any such record date fixed as aforesaid. Any such date as may be fixed by the Board as the record date shall not precede the date of any meeting of stockholders, the date for the payment of any dividend or the date for allotment of rights or the date when any change, conversion or exchange of capital stock shall go into effect by more than fifty days. If the Board shall not have set a record date for the determination of its stockholders entitled to participate in the event for which a record date be established, the date on which notice of the meeting is mailed or the date such dividend is declared or other right announced shall be the record date for such determination of stockholders so entitled to participate.

                                ARTICLE VII

                               MISCELLANEOUS

    Section 7.1 Fiscal Year. The fiscal year of this Association shall end on the 31st day of December in each year, and at the close of each fiscal year it shall be the duty of the Board to cause a complete and accurate statement of the financial condition of the Association to be made forthwith from the books thereof, a copy of which shall be submitted to the stockholders at the annual meeting.

    Section 7.2 Seal. The Association shall have a corporate seal which shall have inscribed around the upper circumference thereof "Commerce Bank of Kansas City" and around the lower circumference thereof "National Association: and elsewhere thereon shall bear the word "Seal".

    Section 7.3 Business Hours. The main office and all other facilities of the Association shall be open for the transaction of business on such days and during such hours as the Board or the Executive Committee may in its discretion determine. The Board of Directors, or the Executive Committee, however, may in its discretion change said hours and days, or close the office entirely, whenever the interests of the Association will be best served thereby, or circumstances shall render the same proper.

    Section 7.4 Amendments. The Board shall have the power to make, alter, amend, or repeal the By-Laws of this Association from time to time.


                                                           EXHIBIT 5

                           COPIES OF INDENTURES


    Copies of the Indentures referred to in Item 4 hereof have heretofore been filed with the Securities and Exchange Commission under the Securities
Act of 1933 and the Securities Exchange Act of 1934 as Exhibits to the Registration Settlements of the Farmland Industries, Inc. (formerly Consumers Cooperative Association). The copies of Indentures listed in this Exhibit 5 hereof are hereby incorporated by reference to the Exhibits to the Registration Statements which are listed as items (a) through (n) as follows:

    (a) Trust Indenture dated February 25, 1970, as amended by Supplemental Indenture dated April 1, 1970, and amended January 29, 1982.
        (Form S-1, No. 2-36418, effective April 6, 1970).
            8-1/2%, 10-Year Subordinated Certificates of Investment

    (b) Trust Indenture dated November 29, 1971, as amended by Supplemental Indenture dated December 22, 1971, as amended by Amended Indenture dated January 6, 1972, and amended January 29, 1982. (Form S-1, No. 2-42493, effective January 14, 1972).
            7-1/2%, 10-Year Subordinated Certificates of Investment

    (c) Trust Indenture dated July 29, 1974, as amended January 29, 1982. (Form S-1, No. 2-51757 effective October 22, 1974).
            8-1/2%, 10-Year Subordinated Capital Investment Certificates

    (d) Trust Indenture dated July 29, 1974, as amended January 29, 1982. (Form S-1, No. 2-51757 effective October 22, 1974).
            9%, 15-Year Subordinated Capital InvestmentCertificates

    (e) Trust Indenture dated July 29, 1974, as amended January 29, 1982. (Form S-1, No. 2-51757 effective October 22, 1974).
            9-1/2%, 20-year Subordinated Capital Investment Certificates

    (f) Trust Indenture dated November 29, 1976, as amended January 29, 1982. (Form S-1, No. 2-55767 effective January 10, 1977).
            9-1/2%, 20-Year Subordinated Capital Investment Certificates

    (g) Trust Indenture dated October 24, 1978, as amended December 21, 1978 (Form S-1, No. 2-63106)
            9-1/2% 20-Year Subordinated Capital Investment Certificates

    (h) Trust Indenture dated October 24, 1979, as amended January 29, 1982. (Form S-1, No. 2-66090 effective January 3, 1980).
            10-1/2%, 25-Year Subordinated Capital Investment Certificates


    (i) Trust Indenture dated November 8, 1984. (Form S-1, No. 2-94400 effective December 31, 1984
            10-Year Subordinated Capital Investment Certificates

    (j) Trust Indenture dated November 8, 1984. (Form S-1, No. 2-94400 effective December 31, 1984).
            5-Year Subordinated Capital Investment Certificates

    (k) Trust Indenture dated November 8, 1984. (Form S-1, No. 2-94400 effective December 31, 1984).
            20-Year Subordinated Capital Investment Certificates

    (l) Trust Indenture dated November 5, 1980. (Form S-1, No. 2-26998 effective December 31, 1980).
            10-Year Subordinated Monthly Income Capital Investment
            Certificates

    (m) Trust Indenture dated November 11, 1985 (Form S-1, No. 33-1970, effective December 3, 1985)
            5-year Subordinated Monthly Income Capitol Investment
            Certificates

        Trust Indenture dated November 8, 1984 (Form S-1, No. 2-94400 effective December 31, 1984)
            10-year Subordinated Individual Retirement Account
            Certificates

        Trust Indenture dated November 8, 1984 (FOrm S-1, No. 2-94400 effective December 31, 1984)
            10-year Subordinated Monthly Income Capital Investment
            Certificates



                                                              EXHIBIT 6

                     CONSENTS OF THE TRUSTEE REQUIRED
                       BY SECTION 321(B) OF THE ACT

                          CONSENT OF THE TRUSTEE

    Pursuant to Section 321(b) of the Trust Indenture Act, Commerce Bank of Kansas City, National Association, hereby consents to the release of reports of examinations by Federal, State, Territorial or District authorities to the Securities and Exchange Commission upon request therefor. Dated this 30th day of November, 1994.


                            COMMERCE BANK,
                            NATIONAL ASSOCIATION, Trustees


                            By:      WILLIAM E. EKEY
                               William E. Ekey, Vice-President


                                                                   EXHIBIT 7

           COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE
               PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS
                  OF THE SUPERVISING EXAMINING AUTHORITY


This form is for use by National Banks only. It should be used for publication purposes only. and should not be returned to the FDIC.


       Comptroller of the Currency
       Administrator of National Banks


REPORT  OF  CONDITION

Consolidating domestic and foreign subsidiaries of the

COMMERCE BANK OF KANSAS CITY. N.A. of KANSAS CITY
        Name of Bank                       City


in the state of Missouri, at the close of business on June 30. l994, published in response to call made by Comptroller of the Currency. under title 12. United States Code, Section 161. Charter Number 15985
Comptroller of the Currency Midwestern District


Statement of Resources and Liabilities


ASSETS
                                                       Thousands of dollars
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin           277,363
  Interest-bearing balances                                          0
Held-to-maturity securities                                          0
Available-for-sale securities                                  6l9,886
Federal funds sold and securities purchased under
    agreements to resell in domestic offices
    of the bank and of its Edge and Agreement
    subsidiaries, and in IBFs:
  Federal funds sold                                           129,985
  Securities purchased under agreements to resell                    0
Loans and lease financing receivables:
  Loans and leases, net of unearned income    1,046,249
  LESS: Allowance for loan and lease losses      24,384
  LESS: Allocated transfer risk reserve               0
  Loans and leases, net of unearned income,
  allowance, and reserve                                     1,021,865
Assets held in trading accounts                                 11.568
Premises and fixed assets (including capitalized leases)        69,840
Other real estate owned                                          6,377
Investments in unconsolidated subsidiaries and
  associated companies                                               0
Customers' liability to this bank on acceptances outstanding     8,124
Intangible assets                                                    0
Other assets                                                    41,389
Total assets                                                 2,186,397


LIABILITIES

  Deposits:
    In domestic offices                                      1.772,909
     Noninterest-bearing                        553,913
     Interest-bearing                         1,218.996
    In foreign offices, Edge and Agreement
        subsidiaries, and IBFs                                       0

     Noninterest-bearing                              0
     Interest-bearing                                 0
  Federal funds purchased and securities
    sold under agreements to repurchase in
    domestic offices of the bank and of its
    Edge and Agreement subsidiaries, and in IBFs:
      Federal funds purchased                                  220,121
      Securities sold under agreements to repurchase                 0
 Demand notes issued to the U.S. Treasury                            0
 Trading liabilities                                             3,137
 Other borrowed money:
      With original maturity of one year or less                 1,969
      With original maturity of more than one year                   0
 Mortgage indebtedness and obligations under
     capitalized leases                                              0
 Bank's liability on acceptances executed and
     outstanding                                                 8,124
 Subordinated notes and debentures                                   0
 Other liabilities                                              15,274
 Total liabilities                                           2,021,534
 Limited-life preferred stock and related surplus                    0


EQUITY CAPITAL

 Perpetual preferred stock and related surplus                       0
 Common stock                                                   18,000
 Surplus                                                        47,215
 Undivided profits and capital reserves                        106,372
 Net unrealized holding gains (losses) on
  available-for-sale securities                                 (6,724)
 Cumulative foreign currency translation
  adjustments                                                        0
 Total equity capital                                          164.863
 Total liabilities, limited-life preferred stock,
    and equity capital                                       2,186,397


We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

    JONATHAN KEMPER
    Jonathan Kemper

    JOHN O. BROWN
    John O. Brown         Directors

    WARREN W. WEAVER
    Warren W. Weaver

         I, JEFFERY D. ABERDEEN
                    Name

               CONTROLLER
                  Title

              July 18, 1994
                  Date

     of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.